[GRAPHIC OMITTED]
--------
MAAX (R)
--------
CORPORATE

                                                        Press Release
                                                           For immediate release


                        MAAX announces its Q2-06 Results

Montreal, Quebec, October 13, 2005 - MAAX Holdings, Inc announced today its earnings for the second quarter ended August 31, 2005.

The following comments present a comparison of MAAX Holdings, Inc results of operations for the period ended August 31, 2005 against the pro forma results for the period ended August 31, 2004, assuming the June 2004 Transactions and the December 2004 Transactions occurred as of March 1, 2004.

Net sales for the second quarter of fiscal 2006 increased 1.6% to $138.3 million from net sales of $136.1 million for the second quarter of fiscal year 2005. Income (loss) before income taxes for the second quarter of fiscal 2006 decreased $11.7 million from $9.7 million for the three months ended August 31, 2004 to $(2.0) million for the three months ended August 31, 2005.

Net sales for the six months ended August 31, 2005 increased 2.5% to $279.1 million from net sales of $272.3 million for the six month ended August 31, 2004. Income (loss) before income taxes for the six months ended August 31, 2005 decreased $16.0 million from $11.2 million for the six months ended August 31, 2004 to $(4.8) for the six months ended August 31, 2005.

Lower consolidated income before income taxes results from a significant increase in the cost of certain raw materials combined with an increase in interest expense which includes $3.3 million and $6.4 million of non-cash interest for the second quarter and the year to date results of fiscal 2006 respectively.

Financial position
Free cash flow (cash flow related to operating activities minus capital spending net of asset disposal) for the quarter ended on August 31, 2005 and for the six months ended August 2005 were $19.7 million and $24.0 million respectively. This is an improvement of $9 million over last year and results from a reduction of investment in working capital year over year and from the lower level of capital expenditures incurred. Total net debt (long term debt less cash and cash equivalent of $26.4 million as of August 31, 2005) amounted to $455.4 million as of August 31, 2005 compared to $467.8 million as of February 28, 2005, for a $12.4 million reduction.

Unusual Items and Measures Not Consistent with GAAP
To facilitate understanding of second-quarter results, several tables are attached to this news release as supplemental disclosure. The operating results of MAAX account for unusual items affecting the comparability of its results. To measure its performance and that of its business sectors from one period to the next, without the variations caused by special or unusual items, management uses certain measures not consistent with U.S. GAAP, such as adjusted EBITDA and free cash flow. These measures have no standardized meaning as prescribed by U.S. GAAP and may not be comparable to similar measures presented by other companies. Accordingly, they should not be considered in isolation.

Conference Call
A conference call will be held exclusively for MAAX's note holders and term lenders at 10:00 a.m. Eastern time on Friday October 14, 2005 to review and discuss the results for the second quarter of fiscal year 2006.

About MAAX
MAAX is a leading North American manufacturer of award-winning bathroom products, kitchen cabinets and spas for the residential housing market. The Corporation is committed to offering its customers an enjoyable experience: distinctive, stylish and innovative products and the best customer service practices in the industry. MAAX offerings are available through plumbing wholesalers, bath, kitchen and spa specialty boutiques and home improvement centers. The Corporation currently employs more than 3,400 people in 26 plants and distribution centers throughout North America and Europe. MAAX Corporation is a subsidiary of Beauceland Corporation, itself a wholly owned subsidiary of MAAX Holdings, Inc. Visit us at www.maax.com.

Forward Looking Statements
This press release may contain implicit or explicit forecasts and forward-looking statements within the meaning of the Federal securities laws about MAAX's objectives, strategies, financial position, operating results and business. These statements are forward-looking in that they are based on management's expectations for the markets in which the Corporation does business as well as on various estimates and assumptions. These expectations seemed reasonable at of the date of this press release on October 13, 2005. However, actual results could differ materially from these expectations if known or unknown risks affect results or if management's estimates or assumptions prove inaccurate. Accordingly, management cannot guarantee the realization of the forward-looking statements.


Source: MAAX Corporation
Contacts:

Andre Heroux
President and Chief Executive Officer
(514) 844-4155, ext. 222

Denis Aubin
Executive Vice-President and Chief Financial Officer
(514) 844-4155, ext. 231


MAAX HOLDINGS, INC. AND PREDECESSOR COMPANY (MAAX INC.)
Condensed Consolidated Balance Sheets
(In thousands of US dollars)

===============================================================================================================
                                                             The Company       The Company          The Company
                                                              August 31,       February 28,          August 31,
                                                                2004              2005                 2005
---------------------------------------------------------------------------------------------------------------
                                                              Unaudited           Audited             Unaudited
Assets

Current assets:
     Cash and cash equivalents                             $      2,099        $      5,522        $     26,408
     Accounts receivable, less allowance for doubtful
       accounts of $1,909; $1,602; $1,543                        74,984              57,936              71,260
     Income taxes receivable                                      2,508               8,284               9,565
     Inventories                                                 47,213              44,587              37,943
     Prepaid expenses                                             2,955               4,321               3,843
     Assets held for sale                                         1,440               1,545               1,606
     Deferred income taxes                                        3,371               3,588               3,649
     ----------------------------------------------------------------------------------------------------------
     Total current assets                                       134,570             125,783             154,274

Property, plant and equipment                                    93,832              91,980              90,820
Intangible assets                                                15,539             138,006             136,477
Goodwill                                                        314,829             224,312             219,531
Derivative financial instruments                                 10,651              10,619               6,415
Other assets                                                     15,809              18,686              17,659
Deferred income taxes                                             3,897              10,890              12,147

---------------------------------------------------------------------------------------------------------------
Total assets                                               $    589,127        $    620,276        $    637,323
===============================================================================================================

Liabilities and Shareholders' Equity

Current liabilities:
     Accounts payable and accrued liabilities              $     54,077        $     53,417        $     70,901
     Deferred income taxes                                        3,427               1,607               1,049
     Current portion of long-term debt                            4,922               6,286              10,484
     ----------------------------------------------------------------------------------------------------------
     Total current liabilities                                   62,426              61,310              82,434

Long-term debt                                                  359,592             467,018             471,322
Deferred income taxes                                            16,044              63,928              57,299
---------------------------------------------------------------------------------------------------------------
Total liabilities                                               438,062             592,256             611,055

Shareholders' equity
     Capital Stock                                              133,688              47,567              47,670
     Additional paid-in capital                                   2,690               3,421               3,201
     Retained earnings (deficit)                                 11,338             (20,769)            (21,722)
     Accumulated other comprehensive income (loss),
       net of income taxes of $0; $1,153; $953                    3,349              (2,199)             (2,881)
     ----------------------------------------------------------------------------------------------------------
     Total shareholders' equity                                 151,065              28,020              26,268

---------------------------------------------------------------------------------------------------------------
Total liabilities and shareholders' equity                 $    589,127        $    620,276        $    637,323
===============================================================================================================


MAAX HOLDINGS, INC. AND PREDECESSOR COMPANY (MAAX INC.)
Condensed Consolidated Statements of Income
(In thousands of US dollars)
Unaudited

==========================================================================================================================
                                                                                                                The
                                                  Predecessor              The               Combined         Company
                                                    Company              Company            Six-month        Six-month
                                                 March 1, 2004       June 4, 2004 to       period ended     period ended
                                                to June 3, 2004      August 31, 2004     August 31, 2004   August 31, 2005
--------------------------------------------------------------------------------------------------------------------------
Net sales                                        $    143,836        $    128,426        $    272,262         $    279,055

Operating costs and expenses
      Cost of goods sold                               98,490              88,011             186,501              199,487
      Selling, general and administrative              36,670              17,361              54,031               53,383
      Depreciation and amortization                     3,987               3,837               7,824               10,010
      --------------------------------------------------------------------------------------------------------------------
                                                      139,147             109,209             248,356              262,880

Operating income                                        4,689              19,217              23,906               16,175

      Interest expense                                  1,321               6,342               7,663               20,994
      --------------------------------------------------------------------------------------------------------------------

Income before income taxes                              3,368              12,875              16,243               (4,819)

Income taxes
      Current                                           3,922               1,341               5,263                   (9)
      Deferred                                         (2,350)                196              (2,154)              (3,924)
      --------------------------------------------------------------------------------------------------------------------
                                                        1,572               1,537               3,109               (3,933)

Net income (loss)                                $      1,796        $     11,338        $     13,134         $       (886)
==========================================================================================================================


MAAX HOLDINGS, INC. AND PREDECESSOR COMPANY (MAAX INC.)
Condensed Consolidated Statements of Income
(In thousands of US dollars)
Unaudited

==========================================================================================================================
                                                                                                                The
                                                  Predecessor              The               Combined         Company
                                                    Company              Company           Three-month      Three-month
                                                  June 1, 2004       June 4, 2004 to       period ended     period ended
                                                to June 3, 2004      August 31, 2004     August 31, 2004   August 31, 2005
--------------------------------------------------------------------------------------------------------------------------
Net sales                                        $      7,700        $    128,426        $    136,126         $    138,286

Operating costs and expenses
      Cost of goods sold                                5,346              88,011              93,357               99,804
      Selling, general and administrative               8,897              17,361              26,258               24,715
      Depreciation and amortization                       154               3,837               3,991                5,094
      --------------------------------------------------------------------------------------------------------------------
                                                       14,397             109,209             123,606              129,613

Operating income                                       (6,697)             19,217              12,520                8,673

      Interest expense                                     58               6,342               6,400               10,692
      --------------------------------------------------------------------------------------------------------------------

Income before income taxes                             (6,755)             12,875               6,120               (2,019)

Income taxes
      Current                                             986               1,341               2,327                 (298)
      Deferred                                         (1,184)                196                (988)                (118)
      --------------------------------------------------------------------------------------------------------------------
                                                         (198)              1,537               1,339                 (416)

Net income (loss)                                $     (6,557)       $     11,338        $      4,781         $     (1,603)
==========================================================================================================================


MAAX HOLDINGS, INC. AND PREDECESSOR COMPANY (MAAX INC.)
Condensed Consolidated Statements of Cash Flows
(In thousands of US dollars)
Unaudited

====================================================================================================================================
                                                                                                                     The
                                                         Predecessor           The             Combined            Company
                                                           Company           Company           Six-month          Six-month
                                                        March 1, 2004      June 4, 2004       period ended       period ended
                                                       to June 3, 2004   to August 31, 2004  August 31, 2004    August 31, 2005
------------------------------------------------------------------------------------------------------------------------------------
Cash flows related to operating activities:
      Net income (loss)                                $         1,796    $        11,338    $        13,134    $          (886)
      Items not affecting cash:
           Depreciation and amortization                         3,987              3,837              7,824             10,010
           Amortization of financial expenses                      121                447                568              1,190
           Change in fair value of derivative
             financial instrument                                2,679             (1,219)             1,460              4,443
           Accreted interest on Senior
             discount notes                                         --                 --                 --              6,358
           Gain on disposal of property, plant and
             equipment                                              --                 --                 --               (489)
           Stock-based compensation                              2,714                 --              2,714                 27
           Deferred income taxes                                (2,350)               196             (2,154)            (3,924)
      Net change in non-cash balances related
        to operations
           Accounts receivable                                 (15,190)             4,905            (10,285)           (12,470)
           Income tax receivable                                (3,686)            (3,280)            (6,966)            (1,080)
           Inventories                                          (2,049)               977             (1,072)             7,404
           Prepaid expenses                                        308                 43                351                521
           Accounts payable                                      6,778             (6,464)               314             16,927
------------------------------------------------------------------------------------------------------------------------------------
                                                                (4,892)            10,780              5,888             28,031

Cash flows related to financing activities:
      Proceeds from issuance of long-term debt                  34,000            375,319            409,319                324
      Repayment of long-term debt                              (81,963)           (23,415)          (105,378)            (1,907)
      Proceeds from issuance of shares                              33            133,688            133,721                195
      Redemption of common shares                                   --                 --                 --               (406)
      Decrease in notes receivable related to the
         exercise of stocks options                                 --             11,772             11,772                 --
      Debt issuance cost                                            --            (12,263)           (12,263)                12
      Dividends paid                                            (1,266)                --             (1,266)                --
------------------------------------------------------------------------------------------------------------------------------------
                                                               (49,196)           485,101            435,905             (1,782)

Cash flows related to investing activities:
      Business acquisition                                      (3,762)          (437,332)          (441,094)                --
      Additions to property, plant and equipment                (1,563)            (1,196)            (2,759)            (3,681)
      Additions to intangible assets                                --                 --                 --               (979)
      Proceeds from disposal of property, plant
        and equipment                                              110                 67                177                902
      Other assets                                                  76               (480)              (404)            (1,458)
------------------------------------------------------------------------------------------------------------------------------------
                                                                (5,139)          (438,941)          (444,080)            (5,216)

------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in cash and cash equivalents           (59,227)            56,940             (2,287)            21,033

Translation adjustement on cash denominated
  in foreign currencies                                            (84)                 3                (81)              (147)

Cash and cash equivalents, beginning of period                   4,467            (54,844)             4,467              5,522

------------------------------------------------------------------------------------------------------------------------------------

Cash and cash equivalents, end of period               $       (54,844)   $         2,099    $         2,099    $        26,408
====================================================================================================================================


MAAX HOLDINGS, INC. AND PREDECESSOR COMPANY (MAAX INC.)
Condensed Consolidated Statements of Cash Flows
(In thousands of US dollars)
Unaudited

====================================================================================================================================
                                                                                                                     The
                                                         Predecessor            The             Combined           Company
                                                           Company            Company          Three-month       Three-month
                                                         June 1, 2004       June 4, 2004       Month ended       period ended
                                                       to June 3, 2004   to August 31, 2004  August 31, 2004    August 31, 2005
------------------------------------------------------------------------------------------------------------------------------------
Cash flows related to operating activities:
      Net income (loss)                                $        (6,557)   $        11,338    $         4,781    $        (1,603)
      Items not affecting cash:
           Depreciation and amortization                           154              3,837              3,991              5,094
           Amortization of financial expenses                        6                447                453                595
           Change in fair value of derivative
             financial instrument                                  395             (1,219)              (824)             1,317
           Accreted interest on Senior
             discount notes                                                                               --              3,264
           Gain on disposal of property, plant and
             equipment                                              --                 --                 --               (489)
           Stock-based compensation                              2,714                 --              2,714                 43
           Deferred income taxes                                (1,184)               196               (988)              (118)
      Net change in non-cash balances related
        to operations
           Accounts receivable                                   8,949              4,905             13,854              2,619
           Income tax receivable                                   768             (3,280)            (2,512)               529
           Inventories                                          (1,274)               977               (297)             2,444
           Prepaid expenses                                        118                 43                161                319
           Accounts payable                                     (2,950)            (6,464)            (9,414)             7,483
------------------------------------------------------------------------------------------------------------------------------------
                                                                 1,139             10,780             11,919             21,497

Cash flows related to financing activities:
      Proceeds from issuance of long-term debt                      --            375,319            375,319                 --
      Repayment of long-term debt                              (55,916)           (23,415)           (79,331)            (1,607)
      Proceeds from issuance of shares                              --            133,688            133,688                 --
      Decrease in  notes receivable related to the
         exercise of stock options                                  --             11,772             11,772                 --
      Debt issuance cost                                            --            (12,263)           (12,263)                --
------------------------------------------------------------------------------------------------------------------------------------
                                                               (55,916)           485,101            441,448             (1,607)

Cash flows related to investing activities:
      Business acquisition                                      (3,762)          (437,332)          (441,094)                --
      Additions to property, plant and equipment                   (97)            (1,196)            (1,293)            (1,922)
      Additions to intangibles assets                               --                 --                 --                 41
      Proceeds from disposal of property, plant
        and equipment                                               13                 67                 80                793
      Other assets                                               1,039               (480)               559               (655)
------------------------------------------------------------------------------------------------------------------------------------
                                                                (2,807)          (438,941)          (441,748)            (1,743)

------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in cash and cash equivalents           (57,584)            56,940             11,619             18,147

Translation adjustement on cash denominated
  in foreign currencies                                            (53)                 3                (50)              (137)

Cash and cash equivalents, beginning of period                   2,793            (54,844)             2,793              8,398
------------------------------------------------------------------------------------------------------------------------------------

Cash and cash equivalents, end of period               $       (54,844)   $         2,099    $        14,362    $        26,408
====================================================================================================================================

================================================================================
                               MAAX HOLDINGS, Inc.
                             SUPPLEMENTAL DISCLOSURE
                     SECOND QUARTER FISCAL YEAR 2006 RESULTS
                                OCTOBER 13, 2005
================================================================================



Table of Contents      _ _ _ _ _ _ _ _ _ _  _ _ _ _ _ _ _ _ _ _ _ _ _ _ _     1

Non GAAP financial measures   _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _     2

Financial highlights  _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _     3

Reconciliation of net income to adjusted EBITDA   _ _ _ _ _ _ _ _ _ _ _ _     4

Long term debt summary  _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _     5

Financial covenant summary  _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _     5





Disclaimer:

PROSPECTIVE FINANCIAL INFORMATION
---------------------------------

This supplemental disclosure of our fiscal quarter ended August 31, 2005 results contains implicit or explicit forecasts and forward-looking statements about MAAX's objectives, strategies, financial position, operating results and business. These statements are forward-looking in that they are based on management's expectations for the markets in which MAAX does business as well as on various estimates and assumptions. These expectations seemed reasonable as of end of day on October 13, 2005, the date that this information is publicly released. However, actual results could differ materially from these expectations if known or unknown risks affect results or if management's estimates or assumptions prove inaccurate. Accordingly, management cannot guarantee the realization of the forward-looking statements.

                                                                         Page -1

--------------------------------------------------------------------------------

                           NON GAAP FINANCIAL MEASURES



The operating results of MAAX account for unusual items affecting the comparability of its results. To measure its performance and that of its business sectors from one period to the next, without the variations caused by special or unusual items, management uses certain measures not consistent with U.S. GAAP such as EBITDA, free cash flow and net debt. These measures have no standardized meaning as prescribed by U.S. GAAP and may not be comparable to similar measures presented by other companies. Accordingly, they should not be considered in isolation.

"EBITDA" is defined as income before cumulative effect of a change in accounting principles plus interest expense, depreciation, amortization, income taxes and impairment of goodwill. Other companies may define EBITDA differently and, as a result, our measure of EBITDA may not be directly comparable to EBITDA of other companies. Management believes that the presentation of EBITDA and Adjusted EBITDA included in this supplemental disclosure of our fiscal quarter ended August 31, 2005 results provides useful information to investors regarding our results of operations because such presentation assists in analyzing the operating performance of our business and our ability to service debt. Although we use EBITDA and Adjusted EBITDA as financial measures to assess the performance of our business, the use of EBITDA and Adjusted EBITDA is limited because these measures do not include certain material costs, such as interest and taxes, necessary to operate our business. The presentation of EBITDA and Adjusted EBITDA included in this supplemental disclosure of our fiscal quarter ended August 31, 2005 results should be considered in addition to, and not as a substitute for, net income in accordance with U.S. GAAP as a measure of performance or net cash provided by operating activities as determined in accordance with U.S. GAAP as a measure of liquidity.

                                                                         Page -2

--------------------------------------------------------------------------------

                   FINANCIAL HIGHLIGHTS - MAAX Holdings, Inc.
                              (in millions of US $)



                                        MAAX           MAAX Inc.               /\ %
                                      Holdings         3-months
                                      3-months        August 31,
                                      August 31,         2004              $          %
                                        2005
                                    --------------   --------------     -----------------
Net Sales                               $138.8          $136.1           $2.2        1.6%

        Bathroom                        $111.1          $108.1           $3.0        2.8%

        Kitchen                         $ 12.1          $ 11.4           $0.7        6.1%

        Spas                            $ 15.1          $ 16.6          ($1.5)      (9.0%)

Adjusted EBITDA                         $ 16.6          $ 22.6          ($6.0)     (26.5%)

                                          12.0%           16.6%

        Bathroom                        $ 15.0          $ 21.2          ($6.2)     (29.2%)

                                          13.5%           19.6%

        Kitchen                         $  0.8          $  0.8           $0.0        0.0%

                                           6.8%            6.8%

        Spas                            $  0.8          $  0.7           $0.1       14.3%

                                           5.6%            4.1%

            Free Cash Flow              $ 19.7          $ 10.3           $9.4       91.3%

                                                                         Page -3

--------------------------------------------------------------------------------

                RECONCILIATION OF NET INCOME TO ADJUSTED EBITDA
                             (in thousands of US $)



                                          MAAX         MAAX Inc.
                                        Holdings       3-months         /\ %
                                        3-months      August 31,
                                        August 31,       2004
                                          2005
                                      ------------    -----------   ----------

Consolidated Net Income                  ($ 1,603)        $ 4,781      ($6,384)

Provision for taxes                      ($   416)        $ 1,339

Consolidated interest expense             $10,692         $ 6,400

Total depreciation and amortization       $ 5,094         $ 3,991
                                      ============    ===========   ==========

Reported EBITDA                           $13,767         $16,511      ($2,744)

Non Cash Items                           ($   975)       ($ 2,010)

Non Recurring Items                       $ 1,347         $ 6,486

Cash Gains on F/X Contracts               $ 2,840         $ 1,595

Other Items                              ($   356)        $    49
                                      ------------    -----------   ----------

Adjusted EBITDA                           $16,623         $22,631      ($6,008)


                                                                         Page -4

--------------------------------------------------------------------------------

                             LONG TERM DEBT SUMMARY
                              (in millions of US $)


                                                                                                            Foreign
                                               June 4th,     Additions        Interest      Repayments      exchange     August 31,
                Debt                             2004                        accretion                       impact         2005

====================================================================================================================================
Revolving credit                                  12.0              --             --          (12.0)           --             --

Term loan A                                       96.2              --             --          (11.3)         12.4           97.3

Term loan B                                      115.0              --             --           (1.2)           --          113.8

Senior Subordinated notes                        150.0              --             --             --            --          150.0

Others                                             0.5             1.2             --           (0.1)           --            1.6

Total - MAAX Corporation                         373.7             1.2             --          (24.6)         12.4          362.7

Cash Balances                                     (4.6)             --             --             --            --          (26.4)

Net debt - MAAX Corporation                      369.1              --             --          (24.6)           --          336.3

Senior discount notes - MAAX Holdings, Inc.         --           110.5            8.6             --            --          119.1

Net debt - MAAX Holdings, Inc.                   369.1           111.7            8.6          (24.6)         12.4          455.4

====================================================================================================================================




                           FINANCIAL COVENANT SUMMARY


                                                                Actual
                                            Required           August 31,
                                            Minimum               2005

        Fixed charge coverage ratio             1.0                 1.42

        Interest coverage ratio                 2.0                 2.19

                                            Maximum
        Leverage ratio (*)                      6.5                 6.15


        * MAAX Corporation obtained an amendment under MAAX Corporation's senior secured credit facility with respect to the required total leverage ratio for the second quarter ended August 31, 2005 to increase the ratio from 5.75 to 6.50.

                                                                         Page -5

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